UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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Black Creek Industrial REIT IV Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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April 12, 2021
Dear Fellow Stockholders:
On behalf of the Board of Directors of Black Creek Industrial REIT IV Inc., I cordially invite you to attend the Annual Meeting of Stockholders of Black Creek Industrial REIT IV Inc., a Maryland corporation, to be held at its office located at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, on July 6, 2021 at 11:00 a.m. Mountain Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
We have elected to furnish proxy materials to our stockholders primarily over the Internet pursuant to the “notice and access” rules of the Securities and Exchange Commission. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 19, 2021, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2020 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike many public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. We urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. Thank you in advance for your participation.
Sincerely,

Evan H. Zucker
Chairman of the Board of Directors

For the Board of Directors of Black Creek Industrial REIT IV Inc.

BLACK CREEK INDUSTRIAL REIT IV INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 6, 2021
To the Stockholders of Black Creek Industrial REIT IV Inc.:
The 2021 Annual Meeting of Stockholders of Black Creek Industrial REIT IV Inc., a Maryland corporation (the “Company”), will be held at its office located at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, on July 6, 2021 at 11:00 a.m. Mountain Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:
(i)	a proposal to elect six directors to serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify;
(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
(iii)
a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

(iv)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Stockholders of record at the close of business on April 7, 2021 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.
We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 19, 2021, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2020 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2020, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding these proxy materials and proposals, you can call 1-833-795-8490.
By Order of the Board of Directors,

Joshua J. Widoff
Managing Director
Chief Legal Officer and Secretary
Denver, Colorado
April 12, 2021

BLACK CREEK INDUSTRIAL REIT IV INC.

518 Seventeenth Street, Suite 1700
Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 6, 2021
This proxy statement (the “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Black Creek Industrial REIT IV Inc. (the “Board of Directors”), a Maryland corporation, for use at the Annual Meeting of Stockholders to be held on July 6, 2021, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Black Creek Industrial REIT IV Inc.
The mailing address of our executive offices is 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202. The Proxy Statement, the attached proxy card and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), as applicable, are being distributed to holders of our common stock, par value $0.01 per share (herein referred to as our “common stock”), on or about April 19, 2021.
A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.
Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the proxies named on the proxy card. To ensure that your shares are voted at the Annual Meeting, please authorize your proxy by telephone, through the Internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.
For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder’s shares will not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
Date, Time, and Place for the Annual Meeting
The Annual Meeting will be held at the Company’s office located at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, on July 6, 2021 at 11:00 a.m. Mountain Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.

Matters to be Considered at the Annual Meeting
At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 7, 2021. will be asked to consider and vote upon:
(i)	a proposal to elect six directors to serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify;
(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
(iii)
a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

(iv)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 6, 2021.
The Proxy Statement, the proxy card, the Annual Meeting Notice, and our Annual Report to stockholders for the year ended
December 31, 2020 (the “2020 Annual Report”) are available at www.proxyvote.com. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Commission on March 5, 2021, is available on our website at www.bcindustrialiv.com.

i

INFORMATION ABOUT THE MEETING AND VOTING
What is the date and time of the Annual Meeting and where will it be held?
The Annual Meeting will be held on July 6, 2021, at the Company’s office located at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, at 11:00 a.m. Mountain Time.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has fixed the close of business on April 7, 2021 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 7, 2021 are entitled to vote at the Annual Meeting.
How many shares of common stock are outstanding?
As of the close of business on April 7, 2021, there were approximately 160,826,966 shares of our common stock outstanding and entitled to vote. Our shares of common stock consist of Class T shares, Class W shares and Class I shares, all of which are collectively referred herein as shares of common stock.
How many votes do I have?
You are entitled to one vote for each share of our common stock that you held as of the record date.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, you will be asked to:
•	elect six directors to serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify;
•	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•	permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposal; and
•	act on any other business that may properly come before the Annual Meeting.
How does the Board of Directors recommend that I vote on each proposal?
The Board of Directors recommends a vote:
•	FOR the election of the nominees to our Board of Directors;
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•
FOR permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

What is the quorum requirement for the Annual Meeting?
A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

What vote is required to approve each proposal?
Election of Directors
The election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting once a quorum is established. There is no cumulative voting in the election of directors. Withheld votes and broker “non-votes,” if any, will have the effect of votes against the election of the nominees to our Board of Directors.
Ratification of Auditors
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of at least a majority of all votes cast in person or by proxy at the Annual Meeting once a quorum is established. Abstentions and broker “non-votes,” if any, will have no effect on the result of the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2021.
Adjournment of Annual Meeting
Permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals, requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker “non-votes,” if any, will have no effect on the vote permitting our Board of Directors to adjourn the Annual Meeting.
How can I vote?
You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following four options for submitting your vote by proxy:
1.	if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;
2.	via the Internet at www.proxyvote.com, as provided in the proxy card and the Internet Availability Notice;
3.	by touch-tone telephone at the toll-free number, as provided in the proxy card and the Internet Availability Notice; or
4.	by telephone at 1-833-795-8490 speaking to a live agent between 9:00am and 9:00pm EDT.
For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since this method is quick, convenient and cost-efficient. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
If your shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.
How will proxies be voted?
Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:
•	FOR the election of the nominees to our Board of Directors;
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•
FOR permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

•
in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?
If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:
•
send written notice of revocation, prior to the Annual Meeting, to our Managing Director, Chief Legal Officer and Secretary, Mr. Joshua J. Widoff (the “Secretary”), at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202;

•	properly sign, date, and mail a new proxy card to our Secretary;
•	dial the toll-free number provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again;
•	log onto the Internet site provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again; or
•	attend the Annual Meeting and vote your shares in person.
Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you must contact them to receive instructions as to how you may revoke your proxy.
Who is soliciting my proxy, and who pays the cost of this proxy solicitation?
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the materials.
The Company has engaged Broadridge Investor Communication Services, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $95,000 and $125,000.
Where can I find the voting results after the Annual Meeting?
American Election Services, LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Commission within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services, LLC, to examine these documents.
Where can I find the Company’s Annual Report on Form 10-K?
A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2020, as filed with the Commission on March 5, 2021, will be included in our 2020 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Black Creek Industrial REIT IV Inc., 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2020 on our website at www.bcindustrialiv.com.

BOARD OF DIRECTORS
Our Board of Directors currently consists of six directors, four of whom are independent, as determined by our Board of Directors. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15.
Our Board of Directors has determined that Messrs. Marshall M. Burton, Charles B. Duke, Stanley A. Moore, and John S. Hagestad are independent within the meaning of the applicable (i) provisions set forth in our Charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with any of those entities, including BCI IV Advisors Group LLC (the “Sponsor”) and its affiliates).
Our Charter defines an “independent director” as a person who has not been, directly or indirectly, associated with the Sponsor or BCI IV Advisors LLC (the “Advisor”) within the previous two years by virtue of:
•	ownership interests in the Sponsor, the Advisor or any of their affiliates;
•	employment by the Sponsor, the Advisor or any of their affiliates;
•	service as an officer or director of the Sponsor, the Advisor or any of their affiliates;
•	performance of services, other than as a director for us;
•	service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or
•	maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.
We refer to our directors who are not independent as our “interested directors.” Our Charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor.
PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our Board of Directors has selected, on the recommendation of the Nominating and Corporate Governance Committee of the Board, our current directors as the director nominees to be re-elected to serve on our Board of Directors until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify.
Each nominee has consented to being named in the Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board of Directors, unless our Board of Directors determines to reduce the number of directors in accordance with our Charter and bylaws.
Set forth below is certain information regarding each of our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes and/or skills that led our Board of Directors to determine that the person should serve as a director. For information regarding each director’s beneficial ownership of shares of our common stock or units of limited partnership interest (“OP Units”) of BCI IV Operating Partnership LP (the “Operating Partnership”), see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

Nominee	Business Experience and Qualifications
Evan H. Zucker Chairman of the Board of Directors Age: 55 Director since November 2014 Member of Investment Committee
Evan H. Zucker has served as the Chairman of our Board of Directors and as a director since November 2014. During the past five years, Mr. Zucker has served as a manager of the Advisor and Black Creek Diversified Property Advisors LLC, the advisor to Black Creek Diversified Property Fund Inc. (“DPF”). Mr. Zucker also served as the Chairman of the board of directors and as a director of Industrial Property Trust (formerly known as Industrial Property Trust Inc. until February 2020) (“IPT”). Mr. Zucker is a principal of Black Creek Group, LLC (“BCG”), a Denver based real estate investment firm which he co-founded in 1993. As of December 31, 2020, Mr. Zucker has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real estate related assets with an aggregate value in excess of approximately $23.3 billion. Mr. Zucker also was a co-founder and formerly served as a director of DCT Industrial Trust, formerly known as Dividend Capital Trust, a NYSE listed industrial REIT (NYSE: DCT). Mr. Zucker has been active in real estate acquisition, development and redevelopment activities since 1989. In 1993, Mr. Zucker co-founded American Real Estate Investment Corp., which subsequently became Keystone Property Trust (NYSE: KTR), an industrial, office and logistics REIT that was later acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Zucker served as the President and as a director of American Real Estate Investment Corp. from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 1999. Mr. Zucker graduated from Stanford University with a Bachelor’s Degree in Economics.

  We believe that Mr. Zucker’s qualifications to serve on our Board of Directors are demonstrated by his proven business acumen, including his over 25 years of experience with BCG as a co-founder of the company, and his vast experience as a leader of an advisor to real estate investment companies, including DCT Industrial Trust, DPF, Industrial Income Trust Inc. (“IIT”), IPT, and American Real Estate Investment Corp. (which subsequently became Keystone Property Trust, NYSE: KTR).

Dwight L. Merriman III Director Age: 60 Director since November 2014 Member of Investment Committee
Dwight L. Merriman III has served as a member of our Board of Directors and as a member of the board of managers of the Advisor since November 2014. Mr. Merriman served as our Managing Director from May 2017 through December 2019 and as our Chief Executive Officer from November 2014 through December 2019. In addition, Mr. Merriman served as a trustee of DC Industrial Liquidating Trust from November 2015 through December 2017. During the past five years, Mr. Merriman has also held similar leadership roles at BCG, and is responsible for the oversight of the acquisition, asset management and portfolio management activities for all industrial investments across funds sponsored by affiliates of BCG. Prior to joining the Company, Mr. Merriman served from September 2007 through March 2010 as a Managing Director and the Chief Investment Officer of Stockbridge Capital Group LLC, or “Stockbridge,” a real estate investment management company based in San Francisco, California, which had more than $3 billion in real estate under management. While with Stockbridge, Mr. Merriman served as a member of its investment and management committees, and was responsible for coordinating the

Nominee	Business Experience and Qualifications

investment activities of the company. From May 2000 to September 2007, Mr. Merriman was a Managing Director of RREEF Funds, or “RREEF,” a real estate investment management company, in charge of RREEF’s development and value-added investment opportunities in North America. While at RREEF, he served on the investment committee and was involved in approving approximately $5 billion in commercial real estate transactions, and he started CalSmart, a $1.2 billion value-added real estate investment fund with the California Public Employees’ Retirement System. Prior to joining RREEF in 2000, Mr. Merriman served for approximately five years as a Managing Director at Carr America Realty Corporation, where he was responsible for the company’s acquisition, development and operations activities in Southern California and Utah. Prior to that, he spent 11 years with the Los Angeles development firm of Overton, Moore & Associates, where he was responsible for developing industrial and office property throughout Southern California. Mr. Merriman received a B.S. in Business Administration from the University of Southern California and an M.B.A. from the Anderson School at the University of California at Los Angeles. Mr. Merriman is a member of the Urban Land Institute.

  We believe that Mr. Merriman’s qualifications to serve on our Board of Directors include over 30 years of extensive real estate investment and development experience, including specifically his experience serving in leadership positions and on the investment committees of significant real estate investment funds.

Marshall M. Burton
Independent Director

Age: 52

Director since August 2015

Member of Audit Committee
Member of Nominating and Corporate Governance Committee
Member of Investment Committee
Member of Conflicts Resolution Committee

Marshall M. Burton has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Burton has served as an independent director on the board of directors of IPT, as an independent trustee of DC Industrial Liquidating Trust, and as a director and President of both MVG, Inc. and Confluent Development, L.L.C. Mr. Burton has more than 20 years of commercial real estate experience, including development, leasing, investment and management. In March 2014, Mr. Burton founded Confluent Holdings, L.L.C. to develop and invest in office, industrial and multi-family projects throughout the U.S. In April 2015, Mr. Burton expanded Confluent Holdings, L.L.C. and co-founded Confluent Development, L.L.C. in a merger with MVG, Inc., to form a diverse real estate investment and development platform with projects in various stages of development totaling $500 million. From March 2011 to March 2014, Mr. Burton served as Senior Vice President and General Manager of Opus Development Company L.L.C., an affiliate of The Opus Group, a real estate developer, or “Opus,” where he was responsible for managing operations and seeking new development opportunities in Denver, Colorado and in the western region of the U.S. Prior to joining Opus, Mr. Burton founded the Denver office of McWhinney, a real estate development company, in February 2010. As Senior Vice President of McWhinney, Mr. Burton oversaw operations for the commercial development team in the Denver metropolitan area and other strategic locations across the western U.S. Mr. Burton served as the Senior Vice President of Opus Northwest, L.L.C., a full-service real estate developer, from May 2009 through February 2010, and previously served as Vice President from October 2002 through September 2008

Nominee	Business Experience and Qualifications

and in other capacities beginning in 1996. Prior to joining Opus in 1996, Mr. Burton was co-founder of Denver Capital Corporation, a multi-bank community lending organization. Mr. Burton is a licensed Colorado Real Estate Broker and is active in many civic and real estate associations, including serving as Treasurer and President-elect of the National Association of Industrial and Office Properties and as an executive committee member of the Urban Land Institute. Mr. Burton received his Bachelor of Science in Business Administration from the University of Denver.

  We believe that Mr. Burton’s qualifications to serve on our Board of Directors include his over 20 years of experience overseeing the development, leasing, investment and management of commercial real estate. This experience provides a valuable perspective on the commercial real estate industry.

Charles B. Duke Independent Director Age: 63 Director since February 2016 Chairman of Audit Committee Member of Nominating and Corporate Governance Committee Member of Investment Committee
Charles B. Duke has served as an independent director on our Board of Directors since February 2016. In addition, during the past five years, Mr. Duke has served as an independent director and independent trustee, as applicable, of IPT and DPF. Mr. Duke is currently Founder and Chief Executive Officer of To-Table Inc. (“To-Table”), a retailer of specialty gourmet foods. Prior to founding To-Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers. Mr. Duke served as the Executive Vice President of IJR, Inc. in Phoenix, Arizona from October 2012 to July 2014 and as Founder, President and Chief Executive Officer of Legacy Imaging, Inc., from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including Founder, President and Owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority (“FINRA”) based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved primarily in mergers and acquisitions, financing and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

  Our Board of Directors has determined that Mr. Duke is the audit committee financial expert. In that role, we believe that Mr. Duke brings a unique perspective to the audit committee, as he is the only audit committee member with investment banking experience. We believe Mr. Duke’s qualifications to serve on our Board of Directors include his considerable business and financial experience, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization.

Nominee	Business Experience and Qualifications
Stanley A. Moore
Independent Director

Age: 82

Director since August 2015

Chairman of Nominating and Corporate Governance Committee
Chairman of Investment Committee
Member of Conflicts Resolution Committee

Stanley A. Moore has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Moore has served as an independent director and independent trustee, as applicable, of IPT and DC Industrial Liquidating Trust. Mr. Moore is a Co-Founder and Chairman and the former Chief Executive Officer of Overton Moore Properties, or “OMP,” a leading commercial real estate development firm in Los Angeles County that develops, owns and manages office, industrial and mixed-use space. He served as Chief Executive Officer of OMP from 1975 until January 2010 and has served as a director since 1972. Since its founding, OMP has developed and/or invested in over 30 million square feet of commercial space in California. Mr. Moore served as a member of the board of directors of The Macerich Company (NYSE: MAC), a leading owner, operator and developer of major retail properties, from 1994 through May 2015. Mr. Moore is past President of the Southern California Chapter of the National Association of Industrial and Office Parks, and is currently a board member of the Economic Resources Corporation of South Central Los Angeles. His many awards and citations include the Humanitarian of the Year awarded to him by the National Conference of Christians and Jews.

  We believe that Mr. Moore’s qualifications to serve on our Board of Directors include his over 36 years of experience as a Chief Executive Officer of a leading commercial real estate development firm, his expertise in the areas of acquisitions, development and management of commercial real estate, and more specifically, industrial properties, his leadership experience with the National Association of Industrial and Office Parks, and his service on civic and private and public company boards.

John S. Hagestad Independent Director Age: 74 Director since August 2015 Member of the Audit Committee Member of Investment Committee Member of Conflicts Resolution Committee
John S. Hagestad has served as an independent director on our Board of Directors since August 2015. In addition, during the past five years, Mr. Hagestad has served as an independent director and independent trustee, as applicable, of IPT. Mr. Hagestad is Senior Managing Director and Co-Founder of SARES•REGIS Group, a vertically integrated real estate development services company focusing on both commercial and residential real estate. Mr. Hagestad has served in this role since 1993 and is responsible for overseeing all of SARES•REGIS Group’s commercial activities which includes the development, investment and management divisions. Mr. Hagestad serves on SARES•REGIS Group’s Executive Management Committee which approves all property acquisitions and investment decisions and provides strategic planning for the future. During his career, Mr. Hagestad has been responsible for the acquisition and development of over 85 million square feet of commercial, office and industrial property totaling more than $6 billion in value. In 1972, he joined the Koll Company as a Vice President for project acquisition and development. Three years later he joined The Sammis Company as a founding partner responsible for all matters of finance and administration, with emphasis on lender and partner relationships. In 1990, Mr. Hagestad became President and Chief Executive Officer of the SARES Company (the successor to The Sammis Company), where he was instrumental in its merger with The Regis Group to create the SARES•REGIS Group in 1993. Mr. Hagestad

Nominee	Business Experience and Qualifications

is a Certified Public Accountant and holds a bachelor’s degree in Business Administration and a master’s degree in Finance from the University of Southern California. He is a past trustee of the Urban Land Institute, a member of the Marshall School of Business Board of Leaders at the University of Southern California, the UCI Center for Real Estate, The Fisher Center for Real Estate and Urban Economics at UC Berkeley and the Real Estate Roundtable. He is also on the Board of Trustees / Directors for the Cystinosis Research Foundation.

  We believe that Mr. Hagestad’s qualifications to serve on our Board of Directors include his over 40 years of involvement in overseeing the development, acquisition and management of commercial, office and industrial real estate, in addition to his valuable accounting background. This experience provides a valuable perspective on the various facets of the real estate industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE
Board Leadership Structure
We separate the roles of Co-Presidents and Chairman of our Board of Directors because we currently believe that the two roles can best be filled by different people who have different experiences and perspectives. Mr. Rajat Dhanda and Mr. Jeffrey W. Taylor serve as Co-Presidents of the Company and are responsible for the execution of our business strategy and day-to-day operations. Mr. Jeffrey W. Taylor acts as the principal executive officer for the Company. One of our interested directors, Mr. Zucker, serves as Chairman of our Board of Directors and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our strategic operational and investment objectives, and oversight of our senior management team. Mr. Zucker is associated with us through, among other things, his role as manager and co-founder of the Advisor. We believe that Mr. Zucker’s experience and background makes him highly qualified to lead our Board of Directors in the fulfillment of its duties. Mr. Zucker’s experience in the non-traded REIT industry and his familiarity with our organizational structure provides him with an enhanced perspective.
A majority of our independent directors must approve the compensation payable to the Advisor, the renewal of the Advisory Agreement (as defined in “Certain Relationships and Related Transactions - The Advisory Agreement”) or any other transactions or arrangements that we may enter into with regard to the Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with the Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with the Advisor see “Certain Relationships and Related Transactions” in this Proxy Statement.
Oversight of Risk Management
Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.
We, through the Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Each of the Audit Committee, the Nominating and Corporate Governance Committee, and the Conflicts Resolution Committee consists entirely of independent directors, and the Investment Committee consists of a majority of independent directors.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of the Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics for our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.bcindustrialiv.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics or the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.
Our Internet address is http://www.bcindustrialiv.com. We make available, free of charge through a link on our site, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings
During the year ended December 31, 2020, our Board of Directors held 19 meetings. No director who served as a director during the year ended December 31, 2020 attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the Committees on which such director served. Our Board of Directors has four standing committees: the Audit Committee, the Investment Committee, the Nominating and Corporate Governance Committee, and the Conflicts Resolution Committee. During 2020, the Audit Committee met four times, the Nominating and Corporate Governance Committee met once and the Conflicts Resolution Committee and the Investment Committee did not meet. In addition, during the second quarter of 2020, our Board of Directors established a special committee to review a related party transaction. The members of the special committee were Messrs. Duke and Moore, each of whom is an independent director. See “Compensation of Directors and Executive Officers – Compensation of Directors – Special Committee Compensation” for an additional discussion of the special committee. The special committee met nine times during the second and third quarters of 2020, and then was disbanded following the approval of the related party transaction. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2020, none of our directors attended the Annual Meeting of Stockholders in person.
Audit Committee
The members of our Audit Committee are Messrs. Duke, Burton, and Hagestad, each of whom is an independent director. Our Audit Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.bcindustrialiv.com. Our Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Mr. Duke is the chairman of our Audit Committee. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.
Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by (i) reviewing the financial information to be provided to our stockholders and others, (ii) reviewing our system of internal controls, which management has established, (iii) overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and (iv) overseeing certain areas of risk management.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee (our “Nominating Committee”) are Messrs. Duke, Moore and Burton, each of whom is an independent director. Mr. Moore is the chairman of the Nominating Committee. Our Nominating Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.bcindustrialiv.com. The primary functions of our Nominating Committee are to (i) assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors; (ii) recommend candidates to our Board of Directors to fill vacancies on the Board; (iii) recommend committee assignments for directors to the full board; (iv) periodically assess the performance of our Board of Directors; and (v) advise our Board of Directors on certain other corporate governance matters. Pursuant to the terms of our Charter, our independent directors nominate replacements for vacancies among the independent directors’ positions.
Our Nominating Committee’s process for identifying and evaluating director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Nominating Committee considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but the Committee believes that the backgrounds and qualifications of our directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Conflicts Resolution Committee
Our Board of Directors has delegated to the Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between or among us and entities sponsored or advised by affiliates of the Sponsor, including conflicts that may arise as a result of the investment opportunities that are suitable for each of us and are also suitable for other investment vehicles advised by affiliates of our Sponsor. The Conflicts Resolution Committee is comprised of Messrs. Burton, Hagestad and Moore, each of whom is an independent director.
Compensation Committee
We do not have a standing compensation committee. Our Board of Directors may establish a compensation committee to administer our equity incentive plans. The primary function of the compensation committee would be to administer the granting of awards to the independent directors and selected individuals eligible to participate in the plans, based upon recommendations from the Advisor, and to set the terms and conditions of such awards in accordance with the respective plans. The compensation committee, if formed, would be comprised entirely of independent directors.
Investment Committee
The members of our Investment Committee are Messrs. Burton, Duke, Moore, and Hagestad each of whom is an independent director, and Messrs. Zucker and Merriman, each of whom is an interested director. Mr. Moore is the Chairman of our Investment Committee. Our Board of Directors delegated to the Investment Committee the authority to approve all unaffiliated investments, including real property portfolio acquisitions and developments, for a purchase price or total project cost of $40.0 million or less, including the financing of such investments. Our Board of Directors, including a majority of the independent directors, must approve all investments, including real property portfolio acquisitions and developments, for a purchase price or total project cost greater than $40.0 million, including the financing of such investments.
Combined Industrial Advisors Committee
Our Board of Directors adopted a delegation of authority policy and pursuant to such policy, has established the Combined Industrial Advisors Committee and delegated the authority for certain actions to the Combined Industrial Advisors Committee. The Combined Industrial Advisors Committee is not a committee of our Board of Directors. Our Board of Directors has delegated to the Combined Industrial Advisors Committee certain responsibilities with respect to certain acquisition, disposition, leasing, capital expenditure and borrowing decisions. The Combined Industrial Advisors Committee does not have authority over any transactions between us and the Advisor, a member of our Board of Directors, or any of their respective affiliates. The Combined Industrial Advisors Committee is currently comprised of Rajat Dhanda, David M. Fazekas, Andrea L. Karp, Thomas G. McGonagle, Dwight L. Merriman III, Lainie P. Minnick, Scott Seager, Jeffrey W. Taylor, Scott Recknor, J.R. Wetzel, Joshua J. Widoff and Evan H. Zucker.
With respect to real property investments, our Board of Directors has delegated to the Combined Industrial Advisors Committee the authority to approve all unaffiliated real property acquisitions for a purchase price of up to $35.0 million, provided that certain acquisition criteria are satisfied. Our Board of Directors established the acquisition criteria with the intent that the consideration to be paid for each such real property will be approved by the Combined Industrial Advisors Committee in accordance with the requirements set forth in our charter. Our Board of Directors, including a majority of the independent directors, must approve all real property acquisitions for a purchase price greater than $35.0 million.
With respect to real property investments, our Board of Directors has delegated to the Combined Industrial Advisors Committee the authority to approve all unaffiliated real property dispositions for a sales price of up to $25.0 million, provided that the aggregate amount of dispositions approved by the Combined Industrial Advisors

Committee in any quarter may not exceed $50.0 million. Our Board of Directors, including a majority of the independent directors, must approve all real property dispositions (i) for a sales price greater than $25.0 million, and (ii) once the total dispositions approved by the Combined Industrial Advisors Committee in any quarter equals $50.0 million, for any sales price through the end of such quarter.
With respect to the lease of real property, our Board of Directors has delegated (i) to the Managing Director, Head of Asset Management the authority to approve any lease of real property, on such terms as the Managing Director, Head of Asset Management deems necessary, advisable, or appropriate, for total base rent up to and including $20.0 million over the base term of the lease, and (ii) to the Combined Industrial Advisors Committee the authority to approve the lease of real property, on such terms as the Combined Industrial Advisors Committee deems necessary, advisable, or appropriate, for total base rent up to $50.0 million over the base term of the lease.
With respect to capital expenditures (excluding capital expenditures approved by our Board of Directors in the ordinary course of budget approvals), (i) the Managing Director, Head of Asset Management is authorized to approve any capital expenditure of up to $3.0 million over the line item approved by our Board of Directors in the budget for the specified property, and (ii) the Combined Industrial Advisors Committee is authorized to approve any capital expenditure of up to $7.0 million over the line item approved by our Board of Directors in the budget for the specified property.
With respect to borrowing decisions, our Board of Directors has authorized (i) the Senior Vice President, Chief Financial Officer and the Senior Vice President, Fund Management to review and approve any proposed borrowing (secured or unsecured) for an amount of up to $30.0 million, and (ii) the Combined Industrial Advisors Committee to review and approve any proposed borrowing (secured or unsecured) for an amount of up to $100.0 million, provided that the total borrowings approved by the Combined Industrial Advisors Committee in any quarter may not exceed $100.0 million. The functions delegated to our officers and to the Combined Industrial Advisors Committee are subject to an annual review by our Board of Directors to ensure that the delegation of authority remains appropriate.
Employee, Officer and Director Hedging
Our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, as well as officers or employees of the Advisor, the Sponsor and their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. For the year ended December 31, 2020, there were no such hedging transactions by any of our officers and directors or by any officers or employees of the Advisor, the Sponsor and their affiliates, or any of their designees.
Stockholder and Interested Party Communications with Directors
We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:
The Board of Directors of Black Creek Industrial REIT IV Inc.
c/o Mr. Joshua J. Widoff, Managing Director, Chief Legal Officer and Secretary
518 Seventeenth Street, Suite 1700
Denver, Colorado 80202
All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to our director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS
In addition to Mr. Zucker, the following individuals currently serve as our executive officers. All officers serve at the discretion of our Board of Directors.
Name	Age	Position
Rajat Dhanda	53	Managing Director, Co-President
Jeffrey W. Taylor	48	Managing Director, Co-President
Scott A. Seager	40	Senior Vice President, Chief Financial Officer and Treasurer
Scott W. Recknor	53	Managing Director, Head of Asset Management
Joshua J. Widoff	50	Managing Director, Chief Legal Officer and Secretary
Rajat Dhanda has served as our Managing Director, Co-President since December 9, 2019 and served as our Managing Director, President from May 2017 to December 9, 2019. Mr. Dhanda also has served as the Managing Director, Co-President of DPF since December 10, 2019 and served as the Managing Director, President of DPF from April 2017 to December 10, 2019. He also has served as a director of DPF since March 2020. Mr. Dhanda currently serves as Chief Executive Officer of BCG and is responsible for the oversight of distribution, marketing, product development, operations and legal functions. Prior to joining BCG, Mr. Dhanda spent 26 years at Morgan Stanley, leading key divisions of their institutional and Wealth Management platforms, while also serving on the firm’s Management and Risk Committee for his last eight years. Most recently, he was head of Investment Products and Services in Wealth Management, which was responsible for all of the products distributed by Morgan Stanley’s financial professionals. In this capacity, he worked closely with the firm’s financial professionals and third party asset managers to design and distribute products offering a breadth of investment solutions. In addition, as a member of the division’s Executive and Operating Committees, Mr. Dhanda worked to develop strategies for the changing regulatory environment and the opportunities that technology and data offer today in the wealth management channels. Mr. Dhanda holds a B.A. in both Business Economics, as well as Organizational Behavior & Management from Brown University.
Jeffrey W. Taylor has served as our Managing Director, Co-President since December 9, 2019. Mr. Taylor has had a long tenure at the Company and is familiar with its day-to-day operations, having served as our Managing Director, Shareholder Operations since May 2017 and previously served as our Senior Vice President, Shareholder Operations from February 2016 to May 2017. During the past five years, Mr. Taylor has also served as Managing Director, Chief Operating Officer of BCG, Senior Vice President of Operations of BCG and held similar leadership roles at other companies sponsored by affiliates of BCG, including DPF and IPT. In those roles, he has had responsibilities for shareholder operations, product management and development, coordination of risk management programs and certain business operations. Mr. Taylor has also served as President of BCG Advisors LLC since March 2012. BCG Advisors LLC is a registered investment advisor which has been engaged by BCI IV Advisors LLC and us to provide non-discretionary advice and recommendations with respect to our investment in securities. Mr. Taylor’s background includes investment management, risk management, product management, operating company analysis and strategic planning within financial services companies. Prior to joining us and BCG, Mr. Taylor served in various positions with INVESCO Funds Group, most notably in management roles within the investment division and the distribution company as well as positions within the transfer agency. Mr. Taylor holds a Bachelor’s degree from Pennsylvania State University and a Master’s in Business Administration from the University of Colorado at Denver. In addition, Mr. Taylor is a CFA Charterholder.
Scott A. Seager has served as our Chief Financial Officer since September 2020 and as our Senior Vice President, Debt Capital Markets and Treasurer since February 2019. Prior thereto, Mr. Seager served as our Senior Vice President, Corporate Accounting and Controller from March 2018 to February 2019; as our Vice President, Corporate Accounting and Controller from December 2017 to March 2018; and as our Vice President, Corporate Accounting from February 2016 to December 2017. During the past five years, Mr. Seager has also held similar leadership roles at the Company, BCG and for other companies sponsored by affiliates of BCG, including DPF, IPT and DC Industrial Liquidating Trust. In his current role, Mr. Seager is responsible for sourcing debt financings, lender relationships, cash management and managing liquidity for us. Mr. Seager has over 19 years of corporate finance experience including public company accounting, reporting, financial planning and analysis, and debt capital markets. Prior to joining the Company, Mr. Seager worked most recently for a large publicly traded retailer, Collective Brands Inc. in various finance roles. Prior thereto, Mr. Seager was a Division Director for publicly traded Robert Half International and a senior auditor in public accounting for Ernst and Young. Mr. Seager is a CPA in the state of Kansas and graduated magna cum laude from Baker University.
Scott W. Recknor has served as our Managing Director, Head of Asset Management since September 2017. During the past five years, Mr. Recknor has also held similar leadership roles at other companies sponsored by affiliates of BCG. From 2005 through October 2010, Mr. Recknor served as a Vice President for AMB Property Corporation (now ProLogis), a leading global owner, operator and developer of industrial real estate, where he was responsible for leasing, capital expenditures, budgeting and forecasting and property management oversight in the greater Los Angeles area. From 2001 through 2004, Mr. Recknor was a District Manager for RREEF (Real Estate Investment Managers) where he managed three offices responsible for the leasing, property management, capital expenditure and budgeting and re-forecasting for a number of separate pension fund accounts. Prior to RREEF, Mr. Recknor was the West Region Real Estate Manager for the Goodyear Tire & Rubber Company where he was responsible for all operating aspects of Goodyear’s West Region real estate portfolio in six states (California, Hawaii, Nevada, Arizona, New Mexico and Texas). Prior to the Goodyear Tire & Rubber Company, Mr. Recknor was a real estate broker with The Seeley Company (now Colliers International) in the Los Angeles area. Mr. Recknor graduated from the University of California (Irvine) and has previously served on the board of directors for NAIOP (SoCal) and has been an affiliate member of SIOR (Los Angeles).
Joshua J. Widoff has served as our Managing Director since May 2017, and as our Chief Legal Officer and Secretary since June 2018. Mr. Widoff previously served as our General Counsel, Secretary and Executive Vice President from November 2014 to May 2017. Mr. Widoff oversees all legal aspects of our investments, leasing activity, compliance, risk management, and corporate governance. Mr. Widoff has also served as Chief Legal Officer for our Advisor since 2018. Mr. Widoff has also served as a Managing Director of BCG since September 2007 and as its Chief Legal Officer since June 2018. During the past five years, Mr. Widoff has also held similar leadership roles at other companies sponsored by affiliates of BCG and for other advisor entities advising such funds. Prior to joining BCG in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing, and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities, and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings, and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff currently serves as Immediate Past Chair and Commissioner for the Denver Urban Renewal Authority. Mr. Widoff received his Bachelor’s degree from Trinity University in Texas and his Juris Doctor degree from the University of Colorado School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
The following table sets forth information regarding compensation of our independent directors during 2020:
Name	Fees Earned or Paid in Cash	Stock Awards	Total
Marshall M. Burton	$130,000	$75,000	$205,000
Charles B. Duke	$195,000	$75,000	$270,000
John S. Hagestad	$132,500	$75,000	$207,500
Stanley A. Moore	$180,000	$75,000	$255,000
We pay each of our independent directors $75,000 per year plus $2,500 for each Board of Directors or committee meeting attended in person or by telephone with an annual limit of $50,000. Each independent director also received an annual equity award with an aggregate grant value on the date of grant of $75,000, which will be in the form of a restricted stock award that will vest upon the earlier to occur of (i) one year after the date of grant and (ii) his or her re-election to our board following the date of grant. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors or of our committees. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director.
We pay the following annual retainers (to be prorated for a partial term) to the Chairpersons of our Board Committees:
•	$15,000 to the Chairperson of our Audit Committee;
•	$10,000 to the Chairperson of our Investment Committee; and
•	$10,000 to the Chairperson of our Nominating and Corporate Governance Committee.
Special Committee Compensation
In July 2020, we acquired IPT’s interests in Build-To-Core Industrial Partnership I LP (the “BTC I Partnership”) and Build-To-Core Industrial Partnership II LP (the “BTC II Partnership” and, together with the BTC I Partnership, the “BTC Partnerships”), in order to acquire interests in two portfolios aggregating 83 industrial properties. The external advisor to IPT was an affiliate of our Advisor. In addition, we and IPT had certain common officers and certain trustees of IPT were also directors of the Company. Given these relationships between IPT and us, in connection with our purchase of the interests in the BTC Partnerships, our Board of Directors established a special committee of independent directors to review and approve the agreements between subsidiaries of the Company and IPT and the transactions contemplated thereby, including the sale of the interests. As members of the special committee, Messrs. Duke and Moore received a retainer of $8,750 per quarter for the second and third quarters of 2020, plus $2,500 for each special committee meeting attended in person or by telephone. As Chairman of the special committee, Mr. Duke received an additional $5,000 per quarter. The special committee was in place only for the second and third quarters of 2020.
Executive Compensation
Compensation Discussion and Analysis
Because the Advisory Agreement provides that the Advisor will assume principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of the Advisor or its affiliates, they will devote such portion of their time to our affairs as is required for the performance of the duties of the Advisor under the Advisory Agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Transactions” below for a summary of the fees and expenses payable to the Advisor and other affiliates.

Compensation Committee Report
We do not currently have a compensation committee, however, our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to our Board of Directors, and our Board of Directors has approved, that the CD&A be included in this Proxy Statement.
INDEPENDENT DIRECTORS:

Marshall M. Burton
Charles B. Duke
John S. Hagestad
Stanley A. Moore
Compensation Committee Interlocks and Insider-Participation
We do not currently have a compensation committee, however, we intend that our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. None of our independent directors has served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2020, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2020, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.
We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our compensation committee, if formed.
Equity Incentive Plan
Equity Incentive Plan
Our amended and restated equity incentive plan, effective July 1, 2016 (the “Equity Incentive Plan”), for the grant of awards to our independent directors and to our employees (if any), as well as to any advisor or consultant who is a natural person performing bona fide services to us, provided that the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for our stock. Participants may also be officers or employees of the Advisor or the Property Manager, so long as any such officer or employee is performing bona fide advisory or consulting services for us. Eligible individuals are selected by our Board of Directors, including our independent directors, for participation in the equity incentive plan. Such awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards; provided, that, the equity incentive plan prohibits the issuance of stock appreciation rights and dividend equivalent rights unless and until our stock is listed on a national securities exchange. However, any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards to be issued to independent directors, officers, employees, advisors and consultants shall not exceed an amount equal to 5% of the outstanding shares of our common stock on the date of grant of any such stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and/or other share-based awards. Notwithstanding the foregoing, we will not issue options or warrants to our independent directors.
We have authorized and reserved for issuance under the equity incentive plan a total of 2.0 million shares of our common stock, and have also established an aggregate maximum of 5.0 million shares that may be issued upon grant, vesting or exercise of awards under the equity incentive plan. In addition, no more than 200,000 shares of our common stock may be made subject to options or stock appreciation rights to a single individual in a calendar year, and no more than 200,000 shares of our common stock may be made subject to share-based awards other than options or stock appreciation rights to a single individual in a calendar year. In the event of certain corporate transactions affecting our common stock, such as, for example, any dividend or other distribution (whether in the form of cash, shares or other property) recapitalization, stock-split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, our Board of Directors, or, if formed, our Compensation Committee, will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan.
Our Board of Directors, including our independent directors, or, if formed, our Compensation Committee, will administer the Equity Incentive Plan, with sole authority to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended, or otherwise violate the ownership and transfer restrictions imposed under our charter. Our Board of Directors, or, if formed, our Compensation Committee, may also take action with respect to any awards in the event of a change in control, including a determination to pay cash equal to an amount that could have been obtained upon vesting or exercise of an award, a determination that awards cannot vest, be exercised or payable, a determination to accelerate vesting or exercise, or a determination that awards shall be substituted for by similar awards covering the stock of a successor or survivor corporation.
No award granted under the equity incentive plan will be transferable except through the laws of descent and distribution. Shares underlying awards once vested are transferable.
Private Placement Equity Incentive Plan
In September 2018, our Board of Directors adopted a private placement equity incentive plan (“Private Equity Incentive Plan”). The Private Equity Incentive Plan is substantially similar to the Equity Incentive Plan, except that under the Private Equity Incentive Plan, an eligible participant is defined as any person, trust, association, or entity to which the plan administrator desires to grant an award. Awards under the Private Equity Incentive Plan have been made to officers and employees of affiliates of the Advisor. An aggregate maximum of 2.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Private Equity Incentive Plan.
The following table gives information regarding the Equity Incentive Plan and the Private Equity Incentive Plan as of December 31, 2020:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity incentive plans
Equity compensation plans approved by security holders	312,711	—	1,532,790
Equity compensation plans not approved by security holders	16,199	—	1,964,409
Total	—	—	3,497,199

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The Advisor initially purchased 20,000 Class I shares of our common stock in connection with our formation. The Sponsor contributed $1,000 to the Operating Partnership in exchange for 100 Special OP Units and is currently a limited partner of the Operating Partnership. For so long as the Advisor serves as our advisor, the Advisor may not sell its initial investment in 20,000 shares of our common stock and the Sponsor may not sell its Special OP Units.
The following table shows, as of March 31, 2021, the number of shares of our Class I common stock and OP Units beneficially owned (unless otherwise indicated) by any person who is known by us to be the beneficial owner of more than five percent of our outstanding common stock; our directors; our executive officers; and all of our directors and executive officers as a group. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth, Suite 1700, Denver, Colorado 80202.
Name of Beneficial Owner(1)	Title	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock
BCI IV Advisors LLC (Advisor)(2)	—	20,225 shares	*
19,253 shares
Evan H. Zucker(2)	Chairman, Director	437,101 OP Units(3)	*
Dwight L. Merriman III	Director	28,092 shares	*
Marshall M. Burton	Director	19,878 shares	*
Stanley A. Moore	Director	19,878 shares	*
John S. Hagestad	Director	21,296 shares	*
Charles B. Duke	Director	19,878 shares	*
Rajat Dhanda	Managing Director, Co-President	—	*
Jeffrey W. Taylor	Managing Director, Co-President	2,113 shares	*
Scott A. Seager	SVP, CFO and Treasurer	9,244 shares	*
Joshua J. Widoff	Managing Director, Chief Legal Officer and Secretary	2,818 shares	*
Scott W. Recknor	Managing Director, Head of Asset Management	—	*
Beneficial ownership of common stock and OP Units by all directors and executive officers as a group	—	579,551 shares/OP Units	*
*	Less than one percent.
(1)
Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable upon redemption of OP Units are treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the OP Units, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The Advisor is directly or indirectly jointly controlled by the estate of John Blumberg, James R. Mulvihill and Evan H. Zucker, Chairman of our Board of Directors, and/or their affiliates. The amount of shares indicated in the table as being owned by Mr. Zucker does not include the shares owned by the Advisor. Mr. Zucker disclaims beneficial ownership of the shares owned by the Advisor except to the extent of his pecuniary interests.

(3)
Reflects 19,253 shares and 437,101 OP Units owned indirectly by Mr. Zucker through a limited liability company. The OP Units may be redeemed for shares of our common stock at the election of the holder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advisory Agreement
We rely on the Advisor to manage our day-to-day activities and to implement our investment strategy. We, the Operating Partnership and the Advisor are parties to the Amended and Restated Advisory Agreement (2021), dated as of February 16, 2021 (the “Advisory Agreement”). The Advisor is presently directly or indirectly majority owned, controlled and/or managed by the estate of John A. Blumberg, James R. Mulvihill and Evan H. Zucker, our Chairman of our Board of Directors, and/or their affiliates.
Under the terms of the Advisory Agreement, the Advisor will use commercially reasonable efforts, subject to the oversight, review and approval of our Board of Directors to perform the following:
•	Participate in formulating an investment strategy consistent with achieving our investment objectives;
•	Manage and supervise the offering process;
•	Assist our Board of Directors in developing, overseeing, implementing and coordinating our monthly NAV procedures;
•	Provide information about our properties and other assets and liability to the Independent Valuation Advisor and other parties involved with determining our monthly NAV;
•
Research, identify, review and recommend for approval to our Board of Directors or Investment Committee, as applicable, real property, debt and other investments and dispositions consistent with our investment policies and objectives;

•	Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of investments will be made;
•	Actively oversee and manage our investment portfolio for purposes of meeting our investment objectives;
•	Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems and other administrative services on our behalf;
•	Select joint venture partners, structure corresponding agreements and oversee and monitor these relationships;
•	Arrange for financing and refinancing of our assets; and
•	Recommend various liquidity events to our Board of Directors when appropriate.
The above summary is provided to illustrate the material functions which the Advisor will perform for us as our advisor and it is not intended to include all of the services which may be provided to us by the Advisor or by third parties engaged by the Advisor.
The term of the Advisory Agreement ends June 12, 2021, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. The independent directors will evaluate the performance of the Advisor before renewing the Advisory Agreement. The criteria used in such evaluation will be reflected in the minutes of such meeting. The Advisory Agreement may be terminated:
•	Immediately by us for “cause” (as defined in the Advisory Agreement) or upon a material breach of the Advisory Agreement by the Advisor;
•	Without cause or penalty by either the Advisor or a majority of our independent directors, in each case upon 60 days’ written notice to the other party;
•	With “good reason” (as defined in the Advisory Agreement) by the Advisor upon 60 days’ written notice; or
•
Immediately by us and/or the Operating Partnership in connection with a merger, sale of our assets or transaction involving us pursuant to which a majority of our directors then in office are replaced or removed.

“Good reason” is defined in the Advisory Agreement to mean either any failure by us to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations under the Advisory Agreement or any uncured material breach of the Advisory Agreement of any nature whatsoever by us that remains uncured for 30 days after written notice of such material breach has been provided to us by the Advisor. If the Advisor wishes to terminate the Advisory Agreement for “good reason,” the Advisor must provide us with 60 days’ written notice after we have failed to cure a material breach during the 30-day cure period described above. “Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct or willful misconduct by the Advisor or a material breach of the Advisory Agreement by the Advisor, which has not been cured within 30 days of such breach.
In the event of the termination of the Advisory Agreement, the Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.
Compensation to the Advisor and its Affiliates
We reimburse or pay certain fees to the Advisor and its affiliates in connection with services they provide to us. The Advisor may also, directly or indirectly (including, without limitation, through us or our subsidiaries), receive fees from our joint venture partners and co-owners of our properties (if any) for services provided to them with respect to their proportionate interests in the respective venture or co-ownership arrangement. Fees received from joint venture partners or co-owners of our properties and paid, directly or indirectly (including, without limitation, through us or our subsidiaries), to the Advisor may be more or less than similar fees that we pay to the Advisor pursuant to the Advisory Agreement. In the event the Advisory Agreement is terminated, the Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse the Advisor or its affiliates for services for which the Advisor or its affiliates are entitled to compensation in the form of a separate fee. See “—Compensation to the Advisor and its Affiliates” below for detail regarding each of these fees, commissions and other forms of compensation.
The following summarizes the compensation and fees, including reimbursement of expenses, that are payable by us to the Advisor:
Advisory Fee. The advisory fee consists of a fixed component and a performance component. The fixed component of the advisory fee includes a fee that will be paid monthly to the Advisor for asset management services provided to us and a fee payable to the Advisor in connection with a disposition. The advisory fee accrues monthly in an amount equal to 1/12th of 1.25% of (a) the applicable monthly NAV per our outstanding shares of common stock, along with our OP Units, which may be held directly or indirectly by the Advisor, Sponsor and third parties (“Fund Interests”) times the weighted-average number of Fund Interests for such month and (b) the consideration received by us or our affiliate for selling interests in real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates to third party investors, net of up-front fees and expense reimbursements payable out of gross sale proceeds from the sale of such interests.
With respect to a disposition, we pay the Advisor an advisory fee equal to 1.0% of the total consideration paid and debt assumed and/or incurred in connection with the disposition or 1.0% of the gross market capitalization (reflective of total asset value) of the company (or applicable portion thereof) upon the occurrence of a listing, calculated in accordance with the terms of the Advisory Agreement. The term “disposition” shall include (a) a sale of any substantial portion of our assets, whether effectuated either directly or indirectly through the sale of any entity owning such assets, including, without limitation, us or the Operating Partnership, (b) any sale, merger, or other transaction resulting in a special distribution to our stockholders, including, without limitation, any transaction in which our stockholders either receive, or have the option to receive, cash, securities redeemable for cash, and/or securities of a publicly traded company, or (c) a listing or partial listing of our common stock on a national securities exchange.
The performance component of the advisory fee, which generally will be paid to the Sponsor in its capacity as holder of a separate series of partnership interests in the Operating Partnership with special distribution rights (the “Special OP Units”), is a performance based amount in the form of an allocation and distribution. This amount will be paid to the Sponsor, so long as the Advisory Agreement has not been terminated, as a performance participation interest with respect to the Special OP Units or, at the election of the Sponsor, all or a portion of this amount will be paid instead to the Advisor in the form of an allocation and distribution, as described in the Advisory Agreement. The performance component of the advisory fee is calculated as the lesser of: (1) 12.5% of (a) the annual total return amount less (b) any loss carryforward; and (2) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to 5.0% of the NAV per Fund Interest at the beginning of such year (the “Hurdle Amount”). The foregoing calculations are calculated on a per Fund Interest basis and multiplied by the weighted average Fund Interests outstanding during the year. In no event will the performance component of the advisory fee be less than zero. “Fund Interests” means the outstanding shares of the Company’s common stock and any OP Units held by third parties. Accordingly, if the annual total return amount exceeds the Hurdle Amount plus the amount of any loss carryforward, then the Sponsor or the Advisor, as applicable, will earn a performance component equal to 100.0% of such excess, but limited to 12.5% of the annual total return amount that is in excess of the loss carryforward.
The “annual total return amount” referred to above means all distributions paid or accrued per Fund Interest plus any change in NAV per Fund Interest since the end of the prior calendar year, adjusted to exclude the negative impact on annual total return resulting from the Company’s payment or obligation to pay, or distribute, as applicable, the performance component of the advisory fee as well as ongoing distribution fees (i.e., the Company’s ongoing class-specific fees). If the performance component is being calculated with respect to a year in which the Company completes a liquidity event, for purposes of determining the annual total return amount, the change in NAV per Fund Interest will be deemed to equal the difference between the NAV per Fund Interest as of the end of the prior calendar year and the value per Fund Interest determined in connection with such liquidity event, as described in the Advisory Agreement. The “loss carryforward” referred to above tracks any negative annual total return amounts from prior years and offsets the positive annual total return amount for purposes of the calculation of the performance component of the advisory fee. The loss carryforward was zero as of December 31, 2020.
The performance component of the advisory fee is calculated as the lesser of: (i) 12.5% of (a) the annual total return amount less (b) any loss carryforward; and (ii) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to 5% of the NAV per fund interest at the beginning of such year. For the years ended December 31, 2020, 2019 and 2018, the performance component of the advisory fee was issued to the Sponsor in the form of Class I OP Units. In January 2019, we issued 71,872 Class I OP Units to the Sponsor as payment for the 2018 performance component of the advisory fee, in February 2020, we issued 289,074 Class I OP Units to the Sponsor as payment for the 2019 performance component of the advisory fee in the amount of $2.9 million, and in January 2021 we issued 950,358 Class I OP Units to the Sponsor as payment for the 2020 performance component of the advisory fee in the amount of $9.6 million. Subsequent to each issuance, the Sponsor made a pro rata distribution of these Class I OP Units to its members, resulting in Mr. Zucker owning 437,101 OP Units as of January 31, 2021. In each case, the number of Class I OP Units issued was determined using the NAV per unit most recently determined by our Board of Directors as of the date of issuance.
Organization and Offering Expenses. The Advisor has agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing and filing fees and expenses, due diligence expenses of participating broker dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of our escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker dealers and reimbursements for customary travel, lodging, and meals, but excluding upfront selling commissions, dealer manager fees and distribution fees) through December 31, 2019. We agreed to reimburse the Advisor for all such advanced expenses ratably over the 60 months following December 31, 2019 and reimbursed in full in January 2021. Beginning January 1, 2020, we either pay organization and offering expenses directly or reimburse the Advisor for any organization and offering expenses that it incurs on our behalf as and when incurred. After the termination of our primary offering and again after termination of the offering under our distribution reinvestment plan, the Advisor has agreed to reimburse us to the extent that the organization and offering expenses that we have incurred exceed 15% of our gross proceeds from the applicable offering. Any organization and offering expenses reimbursed by us which are deemed underwriting compensation will be subject to the 10% limit on underwriting compensation imposed by the FINRA.

Development Fee. We also pay the Advisor a development fee in connection with providing services related to the development, construction, improvement or stabilization, including tenant improvements, of development properties or overseeing the provision of these services by third parties on our behalf. The fee will be an amount that will be equal to 4.0% of total project cost of the development property (or our proportional interest therein with respect to real property held in joint ventures or other entities that are co-owned). If the Advisor engages a third party to provide development services, the third party will be compensated directly by us, and the Advisor will receive the development fee if it provides development oversight services. The total of all development fees and acquisition expenses paid by us cannot exceed 6% of the contract purchase price or the total project cost (as applicable) of such real property unless the development fees in excess of such amount are approved by a majority of our Board of Directors, including a majority of the independent directors.
Acquisition Expense Reimbursements. Pursuant to the Advisory Agreement, subject to certain limitations, the Company agreed to reimburse the Advisor for all acquisition expenses incurred on the Company’s behalf in connection with the selection, acquisition, development or origination of its investments, whether or not such investments are acquired. As these expense reimbursements were not directly attributable to a specified property, they were expenses as incurred on the consolidated statements of operations. Until December 31, 2019, the Advisor deferred reimbursement of all or a portion of acquisition expenses incurred or paid on the Company’s behalf if, in a given month, the reimbursement of acquisition expenses to the Advisor would have caused the NAV per share to be lower than the lesser of $10.00 or the NAV per share calculated for the prior month, which the Company refers to as a shortfall. If the reimbursement would have resulted in a shortfall, then the Advisor deferred reimbursement of acquisition expenses in the amount necessary to prevent a shortfall for such month. The Advisor was reimbursed for such unreimbursed acquisition expenses as of December 31, 2020. Beginning January 1, 2020, the Company either pays acquisition expenses directly or reimburses the Advisor for any acquisition expenses that it pays on the Company’s behalf as and when paid.
Other Expense Reimbursements. Subject to certain limitations, we reimburse or otherwise pay the Advisor for all of the costs it incurs in connection with the services it provides to us, including, but not limited to personnel and related employment costs and overhead (including, but not limited to, allocated rent paid to both third parties and an affiliate of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs) incurred by the Advisor or its affiliates in performing the services under the Advisory Agreement, including, but not limited to, total compensation, benefits and other overhead of all employees involved in the performance of such services, including the compensation payable to our principal executive officer and our principal financial officer; provided, however, that we will not reimburse the Advisor or its affiliates for costs of personnel to the extent that such personnel perform services for which the Advisor receives a separate fee.
Dealer Manager Agreement
We entered into the Dealer Manager Agreement with the Dealer Manager in connection with our “best efforts” follow-on offering pursuant to a Registration Statement on Form S-11 (Reg. No. 333-229136). On February 16, 2021, we entered into an Amended and Restated Dealer Manager Agreement (the “Dealer Manager Agreement”). Pursuant to the Dealer Manager Agreement, the Dealer Manager serves as the dealer manager for our follow-on public offering. The Dealer Manager is an affiliate of the Sponsor and a member firm of FINRA. The Dealer Manager was organized in December 2001 for the purpose of participating in and facilitating the distribution of securities of Black Creek Group affiliated entities. Under the current dealer manager agreement, the Dealer Manager provides certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to our prospectus. Pursuant to the agreement, we pay the Dealer Manager a selling commission of up to 2.0% of the offering price and upfront dealer manager fees of up to 2.5% of the offering price of Class T shares. We will not pay selling commissions on Class W shares or Class I shares. In addition, we will pay a dealer manager fee to the Dealer Manager, all or a portion of which may be reallowed to unaffiliated participating broker dealers, and are equal to up to 2.5% of the offering price from the sale of Class T shares in the primary offering. We will not pay dealer manager fees on Class W shares or Class I shares. We will pay the Dealer Manager distribution fees that are calculated on outstanding Class T shares and Class W shares sold in the primary offering in an amount equal to 0.85% per annum and 0.5% per annum, respectively, of the NAV per Class T share or Class W share, respectively. We will cease paying the distribution fees with respect to individual Class T shares and Class W shares when they are no longer outstanding, including as a result of a conversion to Class I shares. Each Class T share or Class W share held within a stockholder’s account shall automatically convert into a number of Class I shares at the applicable conversion rate on the earliest of: (i) a listing of any of our shares of common stock on a national securities exchange; (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets; and (iii) the end of the month in which the Dealer Manager, in conjunction with our transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through the distribution reinvestment plan or received as stock dividends) equals or exceeds 8.5% of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in the primary offering. The Dealer Manager may also receive a portion of the organization and offering expense reimbursement amounts for non-accountable expenses and as marketing support fees. Our Dealer Manager is presently directly or indirectly majority owned by the estate of Mr. Blumberg, Mr. Mulvihill and Mr. Zucker, our Chairman of the Board of Directors, and/or their affiliates.
Fees from Other Services
We retain the Advisor or certain of the Advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include property management services, leasing services, corporate services, statutory services, transaction support services, construction and development management, and loan management and servicing, and within one or more such categories, providing services in respect of asset and/or investment administration, accounting, technology, tax preparation, finance, treasury, operational coordination, risk management, insurance placement, human resources, legal and compliance, valuation and reporting-related services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, property, title and/or other types of insurance, management consulting and other similar operational matters. Any fees paid to the Advisor’s affiliates for any such services will not reduce the advisory fees. Any such arrangements will be at market rates or reimbursement of costs.
Compensation to the Advisor and its Affiliates
The following table summarizes fees and expenses incurred in connection with our offerings and operations for services provided by the Dealer Manager, the Advisor and its affiliates, and any related amounts payable. This table includes amounts incurred for the years ended December 31, 2020, 2019 and 2018, as well as amounts payable as of December 31, 2020 and 2019.
	For the Years Ended December 31,			Payable as of
(in thousands)	2020	2019	2018	December 31, 2020	December 31, 2019
Selling commissions—the Dealer Manager	$22,433	$6,391	$4,372	$—	$—
Dealer manager fees—the Dealer Manager	16,757	5,306	4,430	—	—
Offering costs—the Advisor or its affiliates, including the Dealer Manager(1)	7,404	7,150	13,270	18,246	21,269
Distribution fees—the Dealer Manager(2)	39,127	12,545	7,938	46,084	16,856
Organization costs—the Advisor or its affiliates, including the Dealer Manager(1)	—	—	—	—	78
Advisory fee—fixed component	9,653	4,585	901	1,345	593
Advisory fee—performance component(3)	9,640	2,913	723	9,640	2,913
Acquisition expense reimbursements—the Advisor(4)	2,958	3,068	4,900	1,037	182
Other expense reimbursements—the Advisor(5)	3,003	1,963	1,195	539	473
Development fees—the Advisor(6)	24	—	—	24	—
Total	$110,999	$43,921	$37,729	$76,915	$42,364
(1)
Since January 1, 2020, we have reimbursed the Advisor for organization and offering costs that were incurred on our behalf through December 31, 2019. In January 2021, we paid the Advisor for the remaining organization and offering costs that had been incurred on our behalf through December 31, 2019. In addition, since January 1, 2020, we either pay directly or reimburse the Advisor for offering costs as and when incurred. As of December 31, 2020 and 2019, the Advisor had incurred $22.0 million and $21.3 million, respectively, of offering costs on our behalf.

(2)
The distribution fees are payable monthly in arrears. The monthly amount of distribution fees payable is included in distributions payable on the condensed consolidated balance sheets. Additionally, we accrue for future estimated trailing amounts payable based on the shares outstanding as of the balance sheet date, which are included in distribution fees payable to affiliates on the condensed consolidated balance sheets. The Dealer Manager will reallow (pay) or advance the distribution fees to participating broker dealers and broker dealers servicing accounts of investors who own Class T shares and/or Class W shares.
(3)
For the years ended December 31, 2019 and 2018, the performance component of the advisory fee was paid to the Sponsor in the form of Class I OP Units. On January 1, 2019, we issued 71,872 Class I OP Units to the Sponsor as payment for the 2018 performance component of the advisory fee and on February 1, 2020, we issued 289,074 Class I OP units to the Sponsor as payment for the 2019 performance component of the advisory fee. In each case, the number of Class I OP Units issued was determined using the NAV per unit most recently determined by our board of directors as of the date of issuance. The performance component of the advisory fee for the year ended December 31, 2020 was paid to the Sponsor in the form of 950,358 Class I OP Units on January 20, 2021.

(4)
Reflects amounts reimbursable to the Advisor for all expenses incurred by the Advisor and its affiliates on our behalf in connection with the selection, acquisition, development or origination of an asset. Beginning January 1, 2020, we either pay directly or reimburse the Advisor for such expenses.

(5)
Other expense reimbursements include certain general overhead and administrative expenses incurred in connection with the services provided to us under the Advisory Agreement, including, but not limited to, certain expenses described below after footnote 6, allocated rent paid to both third parties and affiliates of the Advisor, equipment, utilities, insurance, travel and entertainment.

(6)
Development fees are included in the total development project costs of the respective properties and are capitalized in construction in progress, which is included in net investment in real estate properties on the consolidated balance sheets.

Certain of the expense reimbursements described in the table above include a portion of the compensation expenses of officers and employees of the Advisor or its affiliates related to activities for which the Advisor does not otherwise receive a separate fee. Amounts incurred related to these compensation expenses for the years ended December 31, 2020, 2019 and 2018 were approximately $8.3 million, $7.0 million and $9.0 million, respectively. These amounts include a portion of the salary, bonus, and benefits of certain of our named executive officers. We reimbursed the Advisor approximately $66,000 for the period from August 12, 2020 to December 31, 2020 for a portion of the salary, bonus, and benefits of our principal financial officer, Scott A. Seager, for services provided to us. For the period from January 1, 2020 through August 11, 2020, we reimbursed the Advisor approximately $57,000 for a portion of the salary, bonus, and benefits of our former principal financial officer, Thomas G. McGonagle, for services provided to us. We also reimbursed the Advisor approximately $158,000 for the year ended December 31, 2020, and $6,000 for the period from December 10, 2019 to December 31, 2019 for a portion of the salary, bonus, and benefits of our principal executive officer, Jeffrey W. Taylor, for services provided to us. We reimbursed the Advisor approximately $65,000 and $61,000, respectively, for the year ended December 31, 2019, and $32,000 and $49,000, respectively, for the year ended December 31, 2018, for a portion of the salary, bonus and benefits of our former principal financial officer, Thomas G. McGonagle, and our former principal executive officer, Dwight L. Merriman III, for services provided to us. Our principal executive officer and principal financial officer provide services to and receive additional compensation from affiliates of our Advisor that we do not reimburse.
In addition, we paid the Advisor for property-level accounting services in the amount of approximately $603,000, $313,000, and $36,000 for the year ended December 31, 2020, 2019 and 2018, respectively. These payments were funded from a portion of the property management fees paid by customers at our properties, with the remainder of such property management fees paid to the third-party property managers for such properties. The portion of these payments by the customers that were passed through to the Advisor were related to property accounting services and are at or near market rates for the regions in which our properties are located.
Expense Support Agreement
On June 12, 2020, we and the Operating Partnership entered into the Third Amended and Restated Expense Support Agreement with the Advisor (the “Expense Support Agreement”). The Expense Support Agreement amended and restated the agreement that had been entered into by us, the Operating Partnership and the Advisor in October 2016, which was subsequently amended and restated as of July 1, 2017 and January 1, 2019. Pursuant to the Expense Support Agreement, the Advisor has agreed to defer certain fees and fund certain of our expenses, subject to the terms of the agreement. As amended, the Expense Support Agreement provides that, effective for each quarter commencing January 1, 2020 and ending December 31, 2020, the Advisor has agreed to defer payment of all or a portion of the fixed component of the advisory fee otherwise payable to it pursuant to the Advisory Agreement, if, for a particular quarter, the sum of (i) funds from operations (“FFO”), before taking into consideration any of the amounts paid to or by the Advisor pursuant to the Expense Support Agreement, as disclosed in our quarterly and annual reports, (ii) our accrued acquisition expenses (net of any acquisition expenses paid by us or on our behalf), (iii) the performance component of the advisory fee, (iv) any adjustment that has been made in calculating FFO based on straight-line rent and amortization of above/below market leases, (v) organization and offering expenses reimbursed by us to the Advisor, and (vi) the fair market value gain amount (collectively, the “Expense Support Threshold”) is less than the aggregate gross cash distributions declared for such quarter, assuming all such cash distributions had been declared at the aggregate distribution rate for Class I shares authorized by our Board of Directors for such quarter (“Baseline Distributions”). For purposes of calculating the Expense Support Threshold, the “fair market value gain amount” is an amount equal to up to the total net realized and unrealized fair market value gain on our real property investments, derivative instruments, and debt for a quarter. The Advisor, in its reasonable discretion, shall determine the amount of such gain to be included in the calculation of the Expense Support Threshold each quarter; provided, that, in no event shall the Advisor determine to include an amount of such gain that causes our NAV per share, as calculated in accordance with its valuation procedures for such quarter, to decrease below the lesser of (i) $10.00 per share and (ii) our most recently disclosed NAV per share. Further, for purposes of calculating the Expense Support Threshold, the amounts in each of subsections (ii), (iii), (iv), and (v) of the definition will be a positive number if it was a deduction in calculating FFO for such quarter, and conversely will be a negative number if it was an addition in calculating its FFO for such quarter. For example, if straight-line rent and amortization of above/below-market leases was an addition in calculating FFO, then it would be a negative number in calculating the Expense Support Threshold. The amount of the fixed component of the advisory fee that will be deferred for a particular quarter, if any, will equal the lesser of (i) the difference between the Expense Support Threshold and Baseline Distributions for such quarter and (ii) the entire fixed component of the advisory fee payable to the Advisor pursuant to the Advisory Agreement for such quarter.
In addition, if in a given calendar quarter, the Expense Support Threshold is less than Baseline Distributions for such quarter, and the deferred fixed component of the advisory fee is not sufficient to satisfy the shortfall for such quarter (a “Deficiency”) the Advisor will be required to fund certain of our or the Operating Partnership’s expenses in an amount equal to such Deficiency. In no event will the aggregate of the fixed component of the advisory fee deferred by the Advisor and the Deficiency support payments made by the Advisor between October 2016 and the termination or expiration of the Expense Support Agreement exceed $15,000,000 (the “Maximum Amount”). Subject to certain conditions, the Advisor is entitled to reimbursement from us for any fixed component of the advisory fee that is deferred and any Deficiency support payments that the Advisor makes pursuant to the Expense Support Agreement; provided, that, other than under certain circumstances in connection with a liquidity event (described below), we will not be obligated to reimburse the Advisor for any amount not reimbursed by us to the Advisor within four years after the quarter in which such reimbursable amount originated. For any quarter in which the Expense Support Threshold exceeds Baseline Distributions for that quarter, the Expense Support Agreement requires that we reimburse the Advisor in an amount equal to the lesser of (i) the difference between the Expense Support Threshold and Baseline Distributions and (ii) the sum of all outstanding reimbursable amounts.
In connection with the completion of a liquidity event, we will reimburse the Advisor for any outstanding reimbursable amounts that have not been repaid, including amounts that have not been reimbursed by us within four years after the quarter in which such reimbursable amount originated (the “Outstanding Reimbursable Amounts”); provided that we will reimburse the Advisor in these circumstances only if the “Annual Total Return Amount” exceeds the “Total Return Hurdle” (each as described below); and provided further that the amount of the reimbursement shall equal the lesser of (i) the sum of all Outstanding Reimbursable Amounts, or (ii) the maximum amount permitted to be reimbursed without causing the Annual Total Return Amount to be less than the Total Return Hurdle. For purposes of the Expense Support Agreement, “Annual Total Return Amount” means (i) a cumulative, non-compounded pre-tax rate of return equal to (a) the sum of (x) the cumulative gross distributions per share declared by us since the date on which it first issued shares to third-party retail investors in its public offering (the “Inception Date”), and (y) the “Ending NAV,” less $10.00 (the deemed NAV on the Inception Date), (b) divided by $10.00, (ii) divided by the number of years, including fractional years, between the Inception Date and the liquidity event. “Ending NAV” means the NAV per share determined in connection with a liquidity event. In connection with a listing, the Ending NAV will be an amount equal to the per share market value of the listed shares based upon the average closing price or, if the average closing price is not available, the average of the bid and asked prices, for the 30-day period beginning 90 days after such listing. Upon a liquidity event other than a listing, the Ending NAV shall be an amount equal to the per share consideration received by stockholders in connection with such liquidity event. For purposes of the Expense Support Agreement, “Total Return Hurdle” means a non-compounded, pre-tax annual rate of return equal to 5%. If Outstanding Reimbursable Amounts are payable to the Advisor, we will pay them prior to any payment of any other distribution to any other party in connection with a liquidity event. Further, in the event that we terminate the Advisory Agreement without cause and not in connection with a liquidity event, any reimbursable amounts that have not expired or been repaid pursuant to the terms of the Expense Support Agreement will become immediately due and payable to the Advisor. Our obligation to reimburse the Advisor will be non-interest bearing.
During the term of the Expense Support Agreement, we may be able to use cash flow from operations to pay distributions to its stockholders that would otherwise be used to pay the fixed component of the advisory fee or expenses. The Expense Support Agreement was not renewed after the expiration of its effective term on December 31, 2020 and the Company does not expect to receive any additional expense support from the Advisor in the future.
The table below provides information regarding the fees deferred and expense support provided by the Advisor, pursuant to the Expense Support Agreement. As of December 31, 2020, the aggregate amount paid by the Advisor pursuant to the Expense Support Agreement was $27.1 million. Of this amount, total reimbursements to the Advisor were $27.1 million. As of December 31, 2020, all reimbursable amounts have been paid in their entirety, and no amounts remain to be reimbursed to the Advisor.
	For the Year Ended December 31,
(in thousands)	2020	2019	2018
Fees deferred	$3,896	$3,895	$901
Other expenses supported	9,609	2,243	4,682
Total expense support from Advisor	13,505	6,138	$5,583
Reimbursement of previously deferred fees and other expenses supported	(13,505)	(13,606)	—
Total (reimbursement to) expense support from Advisor, net(1)	$—	$(7,468)	$5,583
(1)
As of December 31, 2020, no amounts were payable to or receivable from the Advisor. As of December 31, 2019, approximately $5.4 million was payable to the Advisor by the Company and is included in due to affiliates on the consolidated balance sheets.

Holdings of Shares of Common Stock, OP Units and Special OP Units
In connection with our formation, the Advisor initially purchased 20,000 shares of our Class I common stock for which it paid $200,000. The Advisor may not sell of its initial investment in 20,000 shares of our Class I common stock during the period it serves as the Advisor, but may transfer such shares to its affiliates. We are the sole general partner of the Operating Partnership. We contributed $200,000 received from the Advisor to the Operating Partnership in exchange for 20,000 OP Units. The Sponsor owns all of the Special OP Units, for which it contributed $1,000. As described above under “Advisory Fee,” so long as the Advisory Agreement has not been terminated, the performance component of the advisory fee will be paid in the form of an allocation and distribution to the Sponsor in its capacity as the holder of the Special OP Units or, at the election of the Sponsor, all or a portion of this amount will be paid instead to the Advisor in the form of a fee, as described in the Advisory Agreement.
As described above under “—Advisory Agreement—Advisory Fee,” in January 2019, we issued 71,872 Class I OP Units to the Sponsor as payment for the 2018 performance component of the advisory fee, in February 2020, we issued 289,074 Class I OP Units to the Sponsor as payment for the 2019 performance component of the advisory fee, and in January 2021 we issued 950,358 Class I OP Units to the Sponsor as payment for the 2020 performance component of the advisory fee. Subsequent to each issuance, the Sponsor made a pro rata distribution of these Class I OP Units to its members, resulting in Mr. Zucker owning 437,101 OP Units as of January 31, 2021. In each case, the number of Class I OP Units issued was determined using the NAV per unit most recently determined by our board of directors as of the date of issuance.
The resale of any shares by our affiliates is subject to the provisions of Rule 144 promulgated under the Securities Act, which rule limits the number of shares that may be sold at any one time and the manner of such resale.

Joint Venture Partnerships
Interests Purchase
On July 15, 2020, the Company acquired interests in two portfolios comprised of 64 acquired or completed buildings and 18 buildings under construction or in the pre-construction phase. As a result of the acquisition, the Company owned a 19.9% limited partner interest in the BTC I Partnership, a 0.1% general partner interest in the BTC I Partnership, a 7.9% limited partner interest in the BTC II Partnership, and a 0.1% general partner interest in the BTC II Partnership (collectively, the “Interests”). The purchase price for the Interests was $301.0 million in cash paid at closing, exclusive of due diligence expenses and other closing costs. The Company funded the acquisition of the Interests using proceeds from its public offering.
The Company acquired the Interests from Industrial Property Operating Partnership LP (“IPT OP”), a subsidiary of IPT, which was a Maryland statutory trust that was advised by Industrial Property Advisors LLC (the “IPT Advisor”), an affiliate of the Company’s Advisor. IPT terminated its existence on July 28, 2020, following the sale of its interests in the BTC Partnerships. The Company and IPT also had certain common officers. Certain former officers of IPT and certain former trustees of the IPT board of trustees (the “IPT Board”) are also stockholders of the Company. Prior to the termination of IPT, the Company and IPT were also sponsored by affiliates of Black Creek Group, LLC, and such sponsors held partnership units in the operating partnerships of the Company and IPT, respectively, and certain former trustees of IPT were also members of the Company’s Board of Directors. The IPT Board and the Company’s Board of Directors each established a special committee of independent trustees or directors, as applicable, to review and approve the agreements between the Company and IPT OP and the transactions contemplated thereby, including the sale of the Interests. The members of the IPT special committee did not overlap with members of the Company’s special committee, and none of the members of the Company’s special committee were trustees of IPT. All of the members of the Company’s special committee were disinterested in the transactions, including the sale of the Interests. Each of the special committees engaged legal counsel and an independent financial advisor to assist the special committees in their evaluation and negotiation of the transactions. CBRE Capital Advisors, Inc., the independent financial advisor to the IPT special committee, delivered a fairness opinion to the IPT special committee. Duff & Phelps, the independent financial advisor to the Company special committee, delivered a fairness opinion to the Company special committee. The agreements between the Company and IPT OP and the transactions contemplated thereby, including the sale of the Interests, were approved by the special committees of each of the Company and IPT.
BTC I Partnership Promote
The BTC I Partnership’s Partnership Agreement contains procedures for making incentive distributions to its partners, which are subject to the achievement of certain return thresholds. The incentive distributions became due and payable in the fourth quarter of 2020. The Company elected to receive its share of the incentive distribution as an increase of its interest in the Partnership in lieu of a cash payment. As a result, the Company’s limited partner interest in the BTC I Partnership decreased from 19.9% to 17.9% and its general partner interest in the BTC I Partnership increased from 0.1% to 8.9%. As stipulated in the Partnership Agreement, partners are required to make contributions into the Partnership in order to fund the incentive distribution, and the Company made net payments of $18.2 million to the Partnership to fulfill its share of this requirement. As of December 31, 2020, the BTC I Partnership owed the Company $3.2 million for the Company’s overpayment of the required contributions, which was recorded in due from affiliates on the consolidated balance sheets.
BTC I Services Agreement and Incentive Distributions Sharing
Pursuant to the Fourth Amended and Restated Agreement of Limited Partnership of the BTC I Partnership, as amended (the “BTC I Partnership Agreement”), the Company, as the general partner of the BTC I Partnership (the “BTC I GP”) will provide, directly or indirectly by appointing an affiliate or a third party, acquisition and asset management services and, to the extent applicable, development management and development oversight services (the “BTC I Advisory Services”). As compensation for providing the BTC I Advisory Services, the BTC I Partnership will pay the BTC I GP, or its designee, certain fees in accordance with the terms of the BTC I Partnership Agreement. On February 12, 2015, the BTC I GP and IPT Advisor and an entity owned by affiliates of the Advisor, entered into an agreement that the IPT Advisor subsequently assigned to Industrial Property Advisors Sub I LLC (the “BTC I SLP”), an entity owned by affiliates of the Advisor. Pursuant to this agreement

(the “BTC I Services Agreement”), the BTC I GP appointed the BTC I SLP to provide the BTC I Advisory Services and assigned to the BTC I SLP the fees payable pursuant to the BTC I Partnership Agreement for providing the BTC I Advisory Services. As a result of the payment of the fees pursuant to the BTC I Services Agreement, the fees payable to the Advisor pursuant to the Advisory Agreement will be reduced by the product of (i) the fees actually paid to the BTC I SLP pursuant to the BTC I Services Agreement, and (ii) the percentage interest of the BTC I Partnership owned by the Company through its general partner and limited partner interests.
In connection with the sale of the Interests, the parties to the BTC I Services Agreement amended such agreement to make certain conforming changes to reflect the new indirect ownership structure of the BTC I Partnership as a result of the sale of the Interests.
In addition, the BTC I Partnership Agreement contains procedures for making distributions to the parties, including incentive distributions to the BTC I GP and the BTC I SLP, which are subject to certain return thresholds being achieved. The BTC I GP and the BTC I SLP have agreed to split such incentive distributions such that the BTC I SLP will receive 60% of the incentive distributions attributable to interests in the BTC I Partnership which are not owned by the BTC I GP or the BTC I LP.
Pursuant to the BTC I Partnership Agreement, the partners will be obligated to make capital contributions in proportion to their respective partnership interests with respect to each approved investment as well as with respect to any additional capital calls the BTC I GP makes from time to time, including with respect to the funding of incentive distributions, certain preservation costs, certain limited operating and capital variances and other items.
Pursuant to an agreement between the BTC I SLP and the subsidiaries through which the Company owns its general partner and limited partner interests in the BTC I Partnership, dated September 15, 2016, if the Company proposes to transfer all (but not less than all) of its respective interests in the BTC I Partnership to an unrelated third party, then the Company can require the BTC I SLP to transfer its special limited partnership interest to the purchaser on the same terms and conditions.
In connection with the promote transaction described above, the BTC I SLP assigned its interest in the BTC I Services Agreement to Industrial Property Advisors Sub II LLC (the “BTC I Service Provider”), including, without limitation, the BTC I SLP’s obligations to provide services and right to receive fees under the agreement, with such assignment effective as of the Effective Date.
BTC II Services Agreement and Incentive Distributions Sharing
Pursuant to the Agreement of Limited Partnership of the BTC II Partnership, as amended (the “BTC II Partnership Agreement”), the Company, as the general partner of the BTC II Partnership (the “BTC II GP”) will provide, directly or indirectly by appointing an affiliate or a third party, acquisition and asset management services and, to the extent applicable, development management and development oversight services (the “BTC II Advisory Services”). As compensation for providing the BTC II Advisory Services, the BTC II Partnership will pay the BTC II GP, or its designee, certain fees in accordance with the terms of the BTC II Partnership Agreement. On May 19, 2017, the BTC II GP and Industrial Property Advisors Sub III LLC (the “BTC II Service Provider”), an entity owned by affiliates of the Advisor, entered into that certain agreement (the “BTC II Services Agreement”), pursuant to which the BTC II GP appointed the BTC II Service Provider to provide the BTC II Advisory Services and assigned to the BTC II Service Provider the fees payable pursuant to the BTC II Partnership Agreement for providing the BTC II Advisory Services. As a result of the payment of the fees pursuant to the BTC II Services Agreement, the fees payable to the Advisor pursuant to the Advisory Agreement will be reduced by the product of (i) the fees actually paid to the BTC II Service Provider pursuant to the BTC II Services Agreement, and (ii) the percentage interest of the BTC II Partnership owned by the Company through its general partner and limited partner interests.
In connection with the sale of the Interests, the parties to the BTC II Services Agreement amended such agreement to make certain conforming changes to reflect the new indirect ownership structure of the BTC II Partnership as a result of the sale of the Interests.
In addition, the BTC II Partnership Agreement contains procedures for making distributions to the parties, including incentive distributions to the BTC II GP and Industrial Property Advisors Sub IV LLC (the “BTC II SLP”), an entity owned by affiliates of the Advisor, which are subject to certain return thresholds being achieved. The BTC II GP and the BTC II SLP have agreed to split such incentive distributions such that the

BTC II SLP will receive 80% of the incentive distributions attributable to interests in the BTC II Partnership which are not owned by the Company through its general partner and limited partner interests.
Pursuant to the BTC II Partnership Agreement, the partners will be obligated to make capital contributions in proportion to their respective partnership interests with respect to each approved investment as well as with respect to any additional capital calls the BTC II GP makes from time to time, including with respect to the funding of incentive distributions, certain preservation costs, certain limited operating and capital variances and other items.
Joint Venture Partnership Fees
For the period from July 16, 2020 through December 31, 2020, the BTC Partnerships (as described in “Note 5”) incurred in aggregate approximately $6.2 million in acquisition and asset management fees, which were paid to affiliates of the Advisor pursuant to the respective service agreements. As of December 31, 2020, the Company had amounts due from the BTC Partnerships in aggregate of approximately $25,000 for partnership fees, which were recorded in due from affiliates on the consolidated balance sheets.
Policies and Procedures for Review of Related Party Transactions
Pursuant to our Charter, our independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of the services performed. Our Charter also contains the following requirements relating to approval by our Board of Directors and independent director approval of transactions between us, on the one hand, and the Advisor or any of its affiliates (each, a “Related Party”), on the other hand:
•
We may purchase or lease an asset from a Related Party if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, finds that the transaction is fair and reasonable to us and at a price no greater than the cost of the asset to the Related Party, unless there is substantial justification for the amount in excess of the cost to the Related Party and such excess is reasonable (as determined by a majority of our Board of Directors, including a majority of the independent directors);

•
A Related Party may purchase or lease an asset from us if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us;

•
We may not borrow money from a Related Party unless a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, approve the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties; and

•
Other transactions with a Related Party generally require a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, to approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from an unaffiliated third party.

Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by our Board of Directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both our Board of Directors and the independent directors.

REPORT OF THE AUDIT COMMITTEE
In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Black Creek Industrial REIT IV Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.
Roles and Responsibilities. The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes as well as hire, compensate, and evaluate the independent registered public accounting firm. Senior management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, the Company’s independent registered public accounting firm for 2020, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements in accordance with general accepted accounting principles.
Required Disclosures and Discussions. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2020 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.
Audit Committee Recommendation. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for 2020 for filing with the Commission.
THE AUDIT COMMITTEE

Charles B. Duke, Chairman Marshall M. Burton John S. Hagestad

PRINCIPAL ACCOUNTANT FEES AND SERVICES
During the year ended December 31, 2020, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.
Fees
Total fees billed by KPMG LLP for the services provided during the years ended December 31, 2020 and 2019 were approximately $687,000 and $604,000, respectively, and consisted of the following:
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Audit Fees	$687,000	$604,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$687,000	$604,000
The Audit Committee has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All fees for services provided by KPMG LLP in 2020 and 2019 were pre-approved by the Audit Committee.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2020. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.
Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of the appointment of KPMG LLP.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2021.

PROPOSAL NO. 3: ADJOURNMENT OF THE ANNUAL MEETING
At the Annual Meeting, stockholders will also vote to approve an adjournment of the Annual Meeting, including, if necessary, to solicit additional proxies in favor of Proposals 1 or 2 if there are not sufficient votes for these proposals.
Approval of the proposal to adjourn the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted FOR approval of this proposal to adjourn the special meeting unless stockholders designate otherwise.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING IF NECESSARY.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2022
ANNUAL MEETING
Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2022 annual meeting of stockholders if they are received by us on or before December 20, 2021. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202.
For any proposal that is not submitted for inclusion in the proxy statement for the 2022 annual meeting of stockholders but is instead sought to be presented directly at the meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies we solicit unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2022 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 pm, Mountain Time, on December 20, 2021 and not earlier than November 20, 2021.
For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.
OTHER MATTERS
Our Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.
ADDITIONAL INFORMATION
We file annual, quarterly and special reports, proxy statements, and other information with the Commission. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Black Creek Industrial REIT IV Inc., 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations, and can also be accessed through our website at www.bcindustrialiv.com.
The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Black Creek Industrial REIT IV Inc., 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS, THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021, AND THE ADJOURNMENT OF THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY

STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 12, 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.
By Order of the Board of Directors,

Joshua J. Widoff Managing Director Chief Legal Officer and Secretary
Denver, Colorado
April 12, 2021

BLACK CREEK INDUSTRIAL REIT IV INC.
P.O. BOX 219079
KANSAS CITY, MO 64121

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Control Number located in box below:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D49060-P56461-Z79963

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACK CREEK INDUSTRIAL REIT IV INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Marshall M. Burton
02) Charles B. Duke
03) John S. Hagestad
04) Dwight L. Merriman III
05) Stanley A. Moore
06) Evan H. Zucker

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
3. To permit the Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals 1 and 2 above if there are not sufficient votes for the proposals.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D49061-P56461-Z79963

BLACK CREEK INDUSTRIAL REIT IV INC.
Annual Meeting of Stockholders
July 6, 2021 11:00 AM MDT
This proxy is solicited by the Board of Directors

The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Joshua J. Widoff and Scott A. Seager, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of BLACK CREEK INDUSTRIAL REIT IV INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM MDT, on July 6, 2021, at the company's office located at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side